Exhibit 99.1

Media Contact	Investor Contact
Bob Guenther, 203-578-2391	Terry Mangan, 203-578-2318
rguenther@websterbank.com	tmangan@websterbank.com
WEBSTER REPORTS 2014 THIRD QUARTER EARNINGS
Diluted Earnings per Share of $0.53 for the Quarter Compared to $0.49 a Year Ago

WATERBURY, Conn., October 16, 2014 - Webster Financial Corporation (NYSE: WBS), the holding company for Webster Bank, N.A., today announced net income available to common shareholders of $47.8 million, or $0.53 per diluted share, for the quarter ended September 30, 2014 compared to $44.7 million, or $0.49 per diluted share, for the quarter ended September 30, 2013.

Highlights for the quarter or at September 30 (compared to prior year):

•	Record net interest income of $157.4 million, core revenue of $208.4 million, core pre-tax, pre-provision income of $83.5 million, pre-tax income of $74.1 million, and net income of $50.5 million.

•	Combined growth in commercial and commercial real estate loans of $881.2 million, or 13.4 percent. Overall loan growth of $1.0 billion, or 8.3 percent.

•	Deposit growth of $547.4 million, or 3.7 percent.

•	Core revenue improved 6.3 percent from a year ago, while core expenses increased by 3.3 percent leading to core pre-tax pre-provision net revenue growth of 11.2 percent.

•
Continued improvement in asset quality: annualized net charge-off rate at 24 basis points of average total loans; nonperforming loans as a percentage of total loans at the lowest level since the end of 2007.

•	Efficiency ratio of 58.98 percent, an improvement of 109 basis points. Positive operating leverage of 3.0 percent.

•	Return on average tangible common shareholders’ equity of 11.86 percent.
"Webster reported record net income in the quarter as record revenue and continuing expense discipline produced an 8 percent increase in earnings per share," said James C. Smith, chairman and chief executive officer.  "Led by strong performance of lending to businesses once again, loan balances grew in every key category, as our bankers excel in service to our customers. Credit quality trends remain favorable, a sign of the strengthening economy, and business confidence is on the rise.”

Net interest income (compared to prior year)

•	Net interest income was $157.4 million compared to $150.0 million.

•	Net interest margin was 3.17 percent compared to 3.23 percent. The yield on interest-earning assets declined by 6 basis points, while the cost of funds declined by 1 basis point.

•	Average interest-earning assets totaled $20.0 billion and grew by $1.2 billion, or 6.4 percent.

•	Average loans grew by $1.1 billion, or 8.9 percent.

Provision for loan losses

•	The Company recorded a provision for loan losses of $9.5 million compared to $9.25 million in the prior quarter and $8.5 million a year ago.

•
Net charge-offs were $7.9 million compared to $8.0 million in the prior quarter and $14.4 million a year ago. The ratio of net charge-offs to average loans on an annualized basis was consistent with the second quarter at 0.24 percent compared to 0.47 percent a year ago.

•
The allowance for loan losses represented 1.16 percent of total loans at September 30, 2014 compared to 1.17 percent at June 30, 2014 and 1.26 percent at September 30, 2013. The allowance for loan losses represented 112 percent of nonperforming loans at September 30 compared to 107 percent at June 30 and 89 percent a year ago.

Non-interest income (compared to prior year)

•
Total non-interest income was $50.9 million compared to $46.3 million, an increase of $4.6 million. Excluding securities gains and a nominal other-than-temporary impairment charge, a $5.0 million year-over-year increase in core non-interest income reflects an increase of $1.3 million in deposit service fees, an increase of $1.1 million in mortgage banking activities, and an increase of $2.4 million in other income.

Non-interest expense (compared to prior year)

•
Total non-interest expense was $124.6 million compared to $122.3 million, an increase of $2.3 million. Included in non-interest expense are branch and facility optimization costs, which include a $1.0 million gain on a building disposition offset by a $0.4 million building write-down for a net benefit of $0.6 million. There were $1.5 million of net one-time costs in the year-ago quarter.

•
Foreclosed and repossessed asset expenses were flat to a year ago at $0.4 million, while net gains on foreclosed and repossessed assets were $0.2 million compared to $0.5 million in the year ago quarter.

“We have now had twenty consecutive quarters of year-over-year core revenue growth and fourteen consecutive quarters of year-over-year positive operating leverage,” said Glenn MacInnes, executive vice president and chief financial officer. “We have accomplished this while continuing to invest in revenue generating initiatives.”

Income taxes

•
The Company recorded $23.7 million of income tax expense in the third quarter. The effective tax rate was 31.9 percent compared to 27.7 percent a year ago, which included a $2.1 million net tax benefit specific to that period, and reflects primarily the effects of increased pre-tax income and decreased benefits from tax-exempt interest income.

Investment securities

•
Total investment securities were $6.5 billion at both September 30 and June 30, 2014 and $6.4 billion a year ago. The carrying value of the available-for-sale portfolio included $20.8 million of net unrealized gains compared to $33.6 million at June 30 and $12.4 million a year ago, while the carrying value of the held-to-maturity portfolio does not reflect $57.8 million of net unrealized gains compared to $73.7 million at June 30 and $42.6 million a year ago.

Loans

•
Total loans were $13.5 billion at September 30, 2014 compared to $13.3 billion at June 30, 2014 and $12.5 billion at September 30, 2013. In the quarter, commercial, commercial real estate, residential mortgage, and consumer loans increased by $54.1 million, $62.2 million, $89.3 million, and $32.6 million, respectively.

•	Compared to a year ago, commercial, commercial real estate, residential mortgage, and consumer loans increased by $510.9 million, $370.2 million, $104.8 million, and $49.6 million, respectively.

•
Loan originations for portfolio in the third quarter were $1,168 million compared to $1,069 million in the second quarter and $1,144 million a year ago. In addition, $78 million of residential loans were originated for sale in the quarter compared to $73 million in the prior quarter and $157 million a year ago.

Asset quality

•
Past due loans were $45.3 million at September 30, 2014 compared to $46.9 million at June 30, 2014 and $48.3 million a year ago. Compared to June 30, past due consumer, residential mortgage, and liquidating consumer loans decreased $3.1 million, $1.8 million, and $0.7 million, respectively, while past due commercial non-mortgage, and equipment finance loans increased $3.8 million and $0.1 million, respectively. Loans past due 90 days and still accruing increased $0.1 million. Compared to a year ago, past due residential mortgages, loans past due 90 days and still accruing, and liquidating consumer loans decreased $4.8 million, $3.6 million, and 1.3 million, respectively, while commercial non-mortgage and commercial real estate loans increased $5.8 million and $1.1 million, respectively.

•
Past due loans represented 0.34 percent of total loans at quarter end, 0.35 percent at June 30, and 0.39 percent a year ago. Past due loans for the continuing portfolio were $43.9 million at quarter end compared to $44.8 million at June 30 and $45.6 million a year ago. Past due loans for the liquidating portfolio were $1.4 million at September 30 compared to $2.1 million at June 30 and $2.7 million a year ago.

•
Total nonperforming loans decreased to $139.8 million, or 1.03 percent of total loans, at quarter end compared to $144.5 million, or 1.09 percent, at June 30, and $177.6 million, or 1.42 percent, a year ago. Total paying nonperforming loans at September 30 were $35.0 million compared to $37.6 million at June 30 and $55.8 million a year ago.

Deposits and borrowings

•
Total deposits were $15.5 billion at September 30, 2014 compared to $15.2 billion at June 30, 2014 and $15.0 billion a year ago. Compared to June 30, increases of $395.1 million in money market deposits, $42.5 million in interest-bearing checking, $16.2 million in brokered certificates of deposit, and $6.7 million in demand deposits were offset by declines of $95.4 million in savings, and $21.1 million in certificates of deposit. Compared to a year ago, increases of $497.0 million in interest-bearing checking, $288.0 million in demand deposits, $160.8 million in brokered certificates of deposit, and $50.3 million in savings were offset by declines of $332.6 million in money market deposits and $116.1 million in certificates of deposit.

•	Core to total deposits were consistent with June 30 and a year ago at 85.0 percent. Loans to deposits were 86.9 percent compared to 87.3 percent at June 30 and 83.2 percent a year ago.

•	Total borrowings were $3.8 billion at quarter end and at June 30 compared to $3.2 billion a year ago.

Capital (compared to prior year)

•
The return on average tangible common shareholders’ equity and the return on average common shareholders’ equity were 11.86 percent and 8.88 percent, respectively, for the third quarter of 2014 compared to 12.43 percent and 8.93 percent, a year ago.

•
The tangible equity and tangible common equity ratios were 8.35 percent and 7.64 percent, respectively, at September 30 compared to 8.13 percent and 7.37 percent, a year ago. The Tier 1 common equity to risk-weighted assets ratio was 11.44 percent at September 30 compared to 11.38 percent a year ago.

•	Book value and tangible book value per common share were $23.93 and $18.02, respectively, at quarter end compared to $22.34 and $16.40, respectively.

***

Webster Financial Corporation is the holding company for Webster Bank, National Association. With $22 billion in assets, Webster provides business and consumer banking, mortgage, financial planning, trust and investment services through 166 banking centers, 311 ATMs, telephone banking, mobile banking, and the Internet. Webster Bank owns the asset-based lending firm Webster Business Credit Corporation; the equipment finance firm Webster Capital Finance Corporation; and HSA Bank, a division of Webster Bank, which provides health savings account trustee and administrative services. Webster Bank is a member of the FDIC and an equal housing lender. For more information about Webster, including past press releases and the latest annual report, visit the Webster website at www.websterbank.com.

***

Conference Call

A conference call covering Webster’s 2014 third quarter earnings announcement will be held today, Thursday, October 16, 2014 at 9:00 a.m. (Eastern) and may be heard through Webster’s Investor Relations website at www.wbst.com, or in listen-only mode by calling 1-877-407-8289 or 201-689-8341 internationally. The call will be archived on the website and available for future retrieval.

Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements can be identified by words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may,” “plans,” “estimates,” and similar references to future periods; however, such words are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, and other financial items; (ii) statements of plans, objectives, and expectations of Webster or its management or Board of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Forward-looking statements are based on Webster’s current expectations and assumptions regarding its business, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Webster’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: (1) local, regional, national, and international economic conditions and the impact they may have on us and our customers and our assessment of that impact; (2) volatility and disruption in national and international financial markets; (3) government intervention in the U.S. financial system; (4) changes in the level of nonperforming assets and charge-offs; (5) changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; (6) adverse conditions in the securities markets that lead to impairment in the value of securities in our investment portfolio; (7) inflation, interest rate, securities market, and monetary fluctuations; (8) the timely development and acceptance of new products and services and perceived overall value of these products and services by customers; (9) changes in consumer spending, borrowings, and savings habits; (10) technological changes; (11) the ability to increase market share and control expenses; (12) changes in the competitive environment among banks, financial holding companies, and other financial service providers; (13) the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities, and insurance) with which we and our subsidiaries must comply, including those under the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III update to the Basel Accords that is under development; (14) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, and other accounting standard setters; (15) the costs and effects of legal and regulatory developments including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; and (16) our success at managing the risks involved in the foregoing items and (17) the other factors that are described in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q under the heading “Risk Factors.” Any forward-looking statement made by the Company in this release speaks only as of the date on which it is made. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this press release contains certain non-GAAP financial measures. A reconciliation of net income and other performance ratios, as adjusted, is included in the accompanying selected financial highlights table.
We believe that providing certain non-GAAP financial measures provides investors with information useful in understanding our financial performance, our performance trends and financial position. Specifically, we provide measures based on what we believe are our operating earnings on a consistent basis and exclude non-core operating items which affect the GAAP reporting of results of operations. We utilize these measures for internal planning and forecasting purposes. We, as well as securities analysts, investors, and other interested parties, also use these measures to compare peer company operating performance. We believe that our presentation and discussion, together with the accompanying reconciliations, provides a complete understanding of factors and trends affecting our business and allows investors to view performance in a manner similar to management. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results, and we strongly encourage investors to review our consolidated financial statements in their entirety and not to rely on any single financial measure. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names.

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WEBSTER FINANCIAL CORPORATION Selected Financial Highlights (unaudited)
		At or for the Three Months Ended
(In thousands, except per share data)	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013

Income and performance ratios (annualized):
Net income	$50,458	$47,856	$50,423	$43,754	$47,305
Net income available to common shareholders	47,819	45,217	47,784	41,115	44,666
Net income per diluted common share	0.53	0.50	0.53	0.45	0.49
Return on average assets	0.94%	0.90%	0.96%	0.85%	0.93%
Return on average tangible common shareholders' equity	11.86	11.52	12.51	11.14	12.43
Return on average common shareholders’ equity	8.88	8.54	9.16	8.06	8.93
Non-interest income as a percentage of total revenue	24.44	23.48	24.29	22.34	23.57
Efficiency ratio	58.98	59.26	60.34	59.30	60.07

Asset quality:
Allowance for loan losses	$156,482	$154,868	$153,600	$152,573	$157,545
Nonperforming assets	145,053	151,207	152,900	171,607	185,566
Allowance for loan losses / total loans	1.16%	1.17%	1.18%	1.20%	1.26%
Net charge-offs / average loans (annualized)	0.24	0.24	0.25	0.45	0.47
Nonperforming loans / total loans	1.03	1.09	1.12	1.28	1.42
Nonperforming assets / total loans plus OREO	1.07	1.14	1.18	1.35	1.49
Allowance for loan losses / nonperforming loans	111.91	107.19	105.84	93.65	88.73

Other ratios (annualized):
Tangible equity ratio	8.35%	8.34%	8.26%	8.24%	8.13%
Tangible common equity ratio	7.64	7.62	7.53	7.49	7.37
Tier 1 risk-based capital ratio (a)	12.99	12.97	13.07	13.07	13.05
Total risk-based capital (a)	14.09	14.09	14.20	14.21	14.25
Tier 1 common equity / risk-weighted assets (a)	11.44	11.40	11.45	11.43	11.38
Shareholders’ equity / total assets	10.59	10.61	10.58	10.59	10.52
Net interest margin	3.17	3.19	3.26	3.27	3.23

Share and equity related:
Common equity	$2,159,201	$2,132,829	$2,087,980	$2,057,539	$2,016,010
Book value per common share	23.93	23.63	23.13	22.77	22.34
Tangible book value per common share	18.02	17.72	17.21	16.85	16.40
Common stock closing price	29.14	31.54	31.06	31.18	25.53
Dividends declared per common share	0.20	0.20	0.15	0.15	0.15

Common shares issued and outstanding	90,248	90,246	90,269	90,367	90,245
Basic shares (weighted average)	89,888	89,776	89,880	89,887	89,759
Diluted shares (weighted average)	90,614	90,528	90,658	90,602	90,423

(a)	The ratios presented are projected for September 30, 2014 and actual for the remaining periods presented.

WEBSTER FINANCIAL CORPORATION Consolidated Balance Sheets (unaudited)
(In thousands)	September 30, 2014	June 30, 2014	September 30, 2013
Assets:
Cash and due from banks	$207,128	$287,917	$266,747
Interest-bearing deposits	105,394	18,620	18,192
Investment securities:
Available for sale, at fair value	2,873,886	2,980,031	3,193,772
Held to maturity	3,641,979	3,478,803	3,205,999
Total securities	6,515,865	6,458,834	6,399,771
Loans held for sale	26,083	31,671	40,193
Loans:
Commercial	4,122,142	4,068,089	3,611,226
Commercial real estate	3,354,106	3,291,892	2,983,863
Residential mortgages	3,455,354	3,366,092	3,350,577
Consumer	2,581,900	2,549,307	2,532,299
Total loans	13,513,502	13,275,380	12,477,965
Allowance for loan losses	(156,482)	(154,868)	(157,545)
Loans, net	13,357,020	13,120,512	12,320,420
Federal Home Loan Bank and Federal Reserve Bank stock	171,174	168,595	158,878
Premises and equipment, net	118,608	119,840	121,250
Goodwill and other intangible assets, net	532,969	533,402	536,431
Cash surrender value of life insurance policies	438,100	436,445	427,113
Deferred tax asset, net	62,884	57,671	72,180
Accrued interest receivable and other assets	291,657	290,830	248,379
Total Assets	$21,826,882	$21,524,337	$20,609,554

Liabilities and Equity:
Deposits:
Demand	$3,256,741	$3,249,996	$2,968,727
Interest-bearing checking	3,871,152	3,828,638	3,374,120
Money market	2,239,106	1,844,014	2,571,712
Savings	3,877,673	3,973,109	3,827,345
Certificates of deposit	2,007,942	2,029,008	2,124,073
Brokered certificates of deposit	294,304	278,080	133,554
Total deposits	15,546,918	15,202,845	14,999,531
Securities sold under agreements to repurchase and other borrowings	1,236,975	1,401,259	1,372,290
Federal Home Loan Bank advances	2,290,204	2,217,324	1,602,469
Long-term debt	226,208	226,178	229,146
Accrued expenses and other liabilities	215,727	192,253	238,459
Total liabilities	19,516,032	19,239,859	18,441,895

Preferred stock	151,649	151,649	151,649
Common shareholders' equity	2,159,201	2,132,829	2,016,010
Webster Financial Corporation shareholders’ equity	2,310,850	2,284,478	2,167,659
Total Liabilities and Equity	$21,826,882	$21,524,337	$20,609,554

WEBSTER FINANCIAL CORPORATION Consolidated Statements of Income (unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share data)	2014	2013	2014	2013
Interest income:
Interest and fees on loans and leases	$129,227	$123,257	$379,008	$365,262
Interest and dividends on securities	50,448	47,923	155,551	144,906
Loans held for sale	239	573	631	1,761
Total interest income	179,914	171,753	535,190	511,929
Interest expense:
Deposits	11,345	10,908	32,840	35,782
Borrowings	11,199	10,858	34,557	33,303
Total interest expense	22,544	21,766	67,397	69,085
Net interest income	157,370	149,987	467,793	442,844
Provision for loan losses	9,500	8,500	27,750	24,500
Net interest income after provision for loan losses	147,870	141,487	440,043	418,344
Non-interest income:
Deposit service fees	26,489	25,170	77,503	73,786
Loan related fees	5,479	5,840	14,851	15,930
Wealth and investment services	8,762	8,095	26,429	24,781
Mortgage banking activities	1,805	665	3,093	13,584
Increase in cash surrender value of life insurance policies	3,346	3,516	9,900	10,348
Net gain on investment securities	42	269	4,378	708
Other income	5,071	2,702	12,425	7,649
	50,994	46,257	148,579	146,786
Loss on write-down of investment securities to fair value	(85)	—	(246)	—
Total non-interest income	50,909	46,257	148,333	146,786
Non-interest expense:
Compensation and benefits	66,849	64,862	198,931	196,680
Occupancy	11,557	11,994	35,807	36,710
Technology and equipment expense	15,419	14,895	46,166	45,743
Marketing	4,032	3,649	11,461	12,277
Professional and outside services	2,470	2,254	6,441	5,931
Intangible assets amortization	432	1,242	2,269	3,726
Foreclosed and repossessed asset expenses	387	432	979	938
Foreclosed and repossessed asset gains	(225)	(532)	(1,059)	(1,066)
Loan workout expenses	969	1,296	2,822	4,846
Deposit insurance	5,938	5,300	16,814	15,998
Other expenses	17,227	15,407	50,889	45,582
	125,055	120,799	371,520	367,365
Debt prepayment penalties	—	—	—	43
Severance, contract, and other	42	1,482	331	3,895
Acquisition costs	144	—	144	—
Branch and facility optimization	(599)	—	(151)	117
Total non-interest expense	124,642	122,281	371,844	371,420
Income before income taxes	74,137	65,463	216,532	193,710
Income tax expense	23,679	18,158	67,795	57,915
Net income	50,458	47,305	148,737	135,795
Preferred stock dividends	(2,639)	(2,639)	(7,917)	(8,164)
Net income available to common shareholders	$47,819	$44,666	$140,820	$127,631

Diluted shares (average)	90,614	90,423	90,591	90,193

Net income per common share available to common shareholders:
Basic	$0.53	$0.50	$1.56	$1.44
Diluted	0.53	0.49	1.55	1.41

WEBSTER FINANCIAL CORPORATION Five Quarter Consolidated Statements of Income (unaudited)
	Three Months Ended
(In thousands, except per share data)	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
Interest income:
Interest and fees on loans and leases	$129,227	$125,771	$124,010	$124,110	$123,257
Interest and dividends on securities	50,448	51,511	53,592	51,294	47,923
Loans held for sale	239	215	177	307	573
Total interest income	179,914	177,497	177,779	175,711	171,753
Interest expense:
Deposits	11,345	10,851	10,644	10,800	10,908
Borrowings	11,199	11,524	11,834	11,027	10,858
Total interest expense	22,544	22,375	22,478	21,827	21,766
Net interest income	157,370	155,122	155,301	153,884	149,987
Provision for loan losses	9,500	9,250	9,000	9,000	8,500
Net interest income after provision for loan losses	147,870	145,872	146,301	144,884	141,487
Non-interest income:
Deposit service fees	26,489	26,302	24,712	25,182	25,170
Loan related fees	5,479	4,890	4,482	5,930	5,840
Wealth and investment services	8,762	8,829	8,838	9,990	8,095
Mortgage banking activities	1,805	513	775	2,775	665
Increase in cash surrender value of life insurance policies	3,346	3,296	3,258	3,422	3,516
Net gain on investment securities	42	—	4,336	4	269
Other income	5,071	3,839	3,515	4,238	2,702
	50,994	47,669	49,916	51,541	46,257
Loss on write-down of investment securities to fair value	(85)	(73)	(88)	(7,277)	—
Total non-interest income	50,909	47,596	49,828	44,264	46,257
Non-interest expense:
Compensation and benefits	66,849	65,711	66,371	68,155	64,862
Occupancy	11,557	11,491	12,759	12,084	11,994
Technology and equipment expense	15,419	15,737	15,010	14,583	14,895
Marketing	4,032	4,249	3,180	3,225	3,649
Professional and outside services	2,470	1,269	2,702	3,601	2,254
Intangible assets amortization	432	669	1,168	1,193	1,242
Foreclosed and repossessed asset expenses	387	134	458	400	432
Foreclosed and repossessed asset gains	(225)	(574)	(260)	(229)	(532)
Loan workout expenses	969	801	1,052	1,370	1,296
Deposit insurance	5,938	5,565	5,311	5,116	5,300
Other expenses	17,227	17,008	16,654	15,547	15,407
	125,055	122,060	124,405	125,045	120,799
Severance, contract, and other	42	267	22	389	1,482
Acquisition costs	144	—	—	—	—
Branch and facility optimization	(599)	258	190	1,205	—
Total non-interest expense	124,642	122,585	124,617	126,639	122,281
Income before income taxes	74,137	70,883	71,512	62,509	65,463
Income tax expense	23,679	23,027	21,089	18,755	18,158
Net income	50,458	47,856	50,423	43,754	47,305
Preferred stock dividends	(2,639)	(2,639)	(2,639)	(2,639)	(2,639)
Net income available to common shareholders	$47,819	$45,217	$47,784	$41,115	$44,666

Diluted shares (average)	90,614	90,528	90,658	90,602	90,423

Net income per common share available to common shareholders:
Basic	$0.53	$0.50	$0.53	$0.46	$0.50
Diluted	0.53	0.50	0.53	0.45	0.49

WEBSTER FINANCIAL CORPORATION Consolidated Average Balances, Yields, and Rates Paid (unaudited)
	Three Months Ended September 30,
		2014			2013
(Dollars in thousands)	Average balance	Interest	Fully tax- equivalent yield/rate	Average balance	Interest	Fully tax- equivalent yield/rate
Assets:
Interest-earning assets:
Loans	$13,391,870	$129,760	3.83%	$12,302,467	$123,664	3.97%
Investment securities (a)	6,431,099	51,414	3.21	6,293,453	49,854	3.17
Federal Home Loan and Federal Reserve Bank stock	169,295	1,188	2.78	158,878	863	2.16
Interest-bearing deposits	20,636	13	0.25	14,039	10	0.28
Loans held for sale	26,789	239	3.56	65,207	573	3.52
Total interest-earning assets	20,039,689	$182,614	3.62%	18,834,044	$174,964	3.68%
Non-interest-earning assets	1,530,310			1,507,532
Total assets	$21,569,999			$20,341,576

Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
Deposits:
Demand	$3,302,164	$—	—%	$2,999,991	$—	—%
Savings, interest checking, and money market	9,942,519	4,509	0.18	9,690,140	4,580	0.19
Certificates of deposit	2,303,082	6,836	1.18	2,286,380	6,328	1.10
Total deposits	15,547,765	11,345	0.29	14,976,511	10,908	0.29

Securities sold under agreements to repurchase and other borrowings	1,366,774	4,587	1.31	1,293,074	5,283	1.60
Federal Home Loan Bank advances	1,945,688	4,203	0.85	1,506,120	3,753	0.98
Long-term debt	226,188	2,409	4.26	229,525	1,822	3.18
Total borrowings	3,538,650	11,199	1.24	3,028,719	10,858	1.41
Total interest-bearing liabilities	19,086,415	$22,544	0.47%	18,005,230	$21,766	0.48%
Non-interest-bearing liabilities	176,832			184,679
Total liabilities	19,263,247			18,189,909

Preferred stock	151,649			151,649
Common shareholders' equity	2,155,103			2,000,018
Webster Financial Corp. shareholders' equity	2,306,752			2,151,667
Total liabilities and equity	$21,569,999			$20,341,576
Tax-equivalent net interest income		160,070			153,198
Less: tax-equivalent adjustment		(2,700)			(3,211)
Net interest income		$157,370			$149,987
Net interest margin			3.17%			3.23%

(a)	For purposes of the yield computation, unrealized gains (losses) on securities available for sale are excluded from the average balance.

WEBSTER FINANCIAL CORPORATION Consolidated Average Balances, Yields, and Rates Paid (unaudited)
	Nine Months Ended September 30,
		2014			2013
(Dollars in thousands)	Average balance	Interest	Fully tax- equivalent yield/rate	Average balance	Interest	Fully tax- equivalent yield/rate
Assets:
Interest-earning assets:
Loans	$13,127,001	$380,564	3.84%	$12,130,553	$366,445	4.01%
Investment securities (a)	6,421,198	158,943	3.31	6,249,115	151,146	3.25
Federal Home Loan and Federal Reserve Bank stock	164,906	3,513	2.85	158,016	2,575	2.18
Interest-bearing deposits	17,809	35	0.26	24,027	73	0.40
Loans held for sale	21,703	631	3.87	75,066	1,761	3.13
Total interest-earning assets	19,752,617	$543,686	3.66%	18,636,777	$522,000	3.73%
Non-interest-earning assets	1,516,361			1,520,026
Total assets	$21,268,978			$20,156,803

Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
Deposits:
Demand	$3,166,841	$—	—%	$2,905,863	$—	—%
Savings, interest checking, and money market	9,847,132	13,441	0.18	9,475,275	13,708	0.19
Certificates of deposit	2,278,172	19,399	1.14	2,393,999	22,074	1.23
Total deposits	15,292,145	32,840	0.29	14,775,137	35,782	0.32

Securities sold under agreements to repurchase and other borrowings	1,377,069	14,874	1.42	1,196,723	15,522	1.71
Federal Home Loan Bank advances	1,901,877	12,052	0.84	1,624,937	12,299	1.00
Long-term debt	261,180	7,631	3.90	235,572	5,482	3.10
Total borrowings	3,540,126	34,557	1.29	3,057,232	33,303	1.44
Total interest-bearing liabilities	18,832,271	$67,397	0.48%	17,832,369	$69,085	0.51%
Non-interest-bearing liabilities	164,377			189,001
Total liabilities	18,996,648			18,021,370

Preferred stock	151,649			151,649
Common shareholders' equity	2,120,681			1,983,784
Webster Financial Corp. shareholders' equity	2,272,330			2,135,433
Total liabilities and equity	$21,268,978			$20,156,803
Tax-equivalent net interest income		476,289			452,915
Less: tax-equivalent adjustment		(8,496)			(10,071)
Net interest income		$467,793			$442,844
Net interest margin			3.21%			3.24%

(a)	For purposes of the yield computation, unrealized gains (losses) on securities available for sale are excluded from the average balance.

WEBSTER FINANCIAL CORPORATION Five Quarter Loan Balances (unaudited)
(Dollars in thousands)	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
Loan Balances (actuals):
Continuing Portfolio:
Commercial non-mortgage	$2,984,949	$2,978,576	$2,926,223	$2,723,566	$2,573,293
Equipment financing	490,151	464,948	457,670	460,450	425,827
Asset-based lending	647,042	624,565	585,615	559,285	612,106
Commercial real estate	3,354,106	3,291,892	3,143,612	3,058,362	2,983,863
Residential mortgages	3,455,353	3,366,091	3,356,538	3,361,424	3,350,576
Consumer	2,485,870	2,449,730	2,422,377	2,431,786	2,423,829
Total continuing portfolio	13,417,471	13,175,802	12,892,035	12,594,873	12,369,494
Allowance for loan losses	(145,818)	(143,440)	(141,352)	(137,821)	(139,734)
Total continuing portfolio, net	13,271,653	13,032,362	12,750,683	12,457,052	12,229,760
Liquidating Portfolio:
National Construction Lending Center (NCLC)	1	1	1	1	1
Consumer	96,030	99,577	102,706	104,902	108,470
Total liquidating portfolio	96,031	99,578	102,707	104,903	108,471
Allowance for loan losses	(10,664)	(11,428)	(12,248)	(14,752)	(17,811)
Total liquidating portfolio, net	85,367	88,150	90,459	90,151	90,660
Total Loan Balances (actuals)	13,513,502	13,275,380	12,994,742	12,699,776	12,477,965
Allowance for loan losses	(156,482)	(154,868)	(153,600)	(152,573)	(157,545)
Loans, net	$13,357,020	$13,120,512	$12,841,142	$12,547,203	$12,320,420

Loan Balances (average):
Continuing Portfolio:
Commercial non-mortgage	$2,987,403	$2,963,150	$2,853,516	$2,625,654	$2,517,496
Equipment financing	478,333	459,140	456,391	436,328	413,975
Asset-based lending	621,856	612,170	562,443	587,039	599,387
Commercial real estate	3,329,767	3,195,746	3,080,575	3,003,837	2,885,767
Residential mortgages	3,409,010	3,361,276	3,364,746	3,359,186	3,342,516
Consumer	2,467,839	2,437,452	2,431,900	2,429,354	2,433,705
Total continuing portfolio	13,294,208	13,028,934	12,749,571	12,441,398	12,192,846
Allowance for loan losses	(146,863)	(143,811)	(143,676)	(141,460)	(145,849)
Total continuing portfolio, net	13,147,345	12,885,123	12,605,895	12,299,938	12,046,997
Liquidating Portfolio:
NCLC	1	53	1	1	1
Consumer	97,661	100,878	103,777	106,794	109,620
Total liquidating portfolio	97,662	100,931	103,778	106,795	109,621
Allowance for loan losses	(10,664)	(11,428)	(12,248)	(14,752)	(17,811)
Total liquidating portfolio, net	86,998	89,503	91,530	92,043	91,810
Total Loan Balances (average)	13,391,870	13,129,865	12,853,349	12,548,193	12,302,467
Allowance for loan losses	(157,527)	(155,239)	(155,924)	(156,212)	(163,660)
Loans, net	$13,234,343	$12,974,626	$12,697,425	$12,391,981	$12,138,807

WEBSTER FINANCIAL CORPORATION Five Quarter Nonperforming Assets (unaudited)
(Dollars in thousands)	September 30, 2014	June 30, 2014	March 31, 2014 (a)	December 31, 2013	September 30, 2013
Nonperforming loans:
Continuing Portfolio:
Commercial non-mortgage	$12,421	$14,152	$12,869	$10,933	$17,471
Equipment financing	1,659	863	1,325	1,141	1,669
Asset-based lending	—	—	—	—	—
Commercial real estate	18,341	19,023	20,009	17,663	20,215
Residential mortgages	68,280	68,439	66,373	81,370	86,099
Consumer	34,566	36,526	38,670	45,573	45,587
Nonperforming loans - continuing portfolio	135,267	139,003	139,246	156,680	171,041
Liquidating Portfolio:
Consumer	4,560	5,475	5,875	6,245	6,517
Total nonperforming loans	$139,827	$144,478	$145,121	$162,925	$177,558

Other real estate owned and repossessed assets:
Continuing Portfolio:
Commercial	$2,899	$3,238	$3,466	$3,618	$3,728
Repossessed equipment	100	100	123	134	193
Residential	1,712	2,748	3,721	4,648	3,601
Consumer	515	643	469	282	486
Total continuing portfolio	5,226	6,729	7,779	8,682	8,008
Liquidating Portfolio:
Total liquidating portfolio	—	—	—	—	—
Total other real estate owned and repossessed assets	$5,226	$6,729	$7,779	$8,682	$8,008
Total nonperforming assets	$145,053	$151,207	$152,900	$171,607	$185,566

(a)	The decreases reflect the reclassification of $17.6 million of residential and consumer loans as accruing in the quarter under regulatory guidance.

WEBSTER FINANCIAL CORPORATION Five Quarter Past Due Loans (unaudited)
(Dollars in thousands)	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
Past due 30-89 days:
Continuing Portfolio:
Commercial non-mortgage	$8,795	$5,045	$7,913	$4,100	$2,982
Equipment financing	433	290	698	362	455
Asset-based lending	—	—	—	—	—
Commercial real estate	1,625	1,610	2,680	4,897	547
Residential mortgages	15,980	17,826	18,966	18,285	20,803
Consumer	15,852	18,956	14,552	18,926	15,966
Past due 30-89 days - continuing portfolio	42,685	43,727	44,809	46,570	40,753
Liquidating Portfolio:
Consumer	1,419	2,105	2,325	1,806	2,726
Total past due 30-89 days	44,104	45,832	47,134	48,376	43,479
Loans past due 90 days or more and accruing	1,241	1,111	850	4,501	4,811
Total past due loans	$45,345	$46,943	$47,984	$52,877	$48,290

WEBSTER FINANCIAL CORPORATION Five Quarter Changes in the Allowance for Loan Losses (unaudited)
	For the Three Months Ended
(Dollars in thousands)	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
Beginning balance	$154,868	$153,600	$152,573	$157,545	$163,442
Provision	9,500	9,250	9,000	9,000	8,500
Charge-offs continuing portfolio:
Commercial non-mortgage	2,738	3,685	3,148	5,383	3,245
Equipment financing	491	20	—	178	10
Asset-based lending	—	—	—	3	—
Commercial real estate	139	447	2,405	5,086	4,069
Residential mortgages	1,870	1,840	1,158	2,744	3,800
Consumer	5,078	4,075	4,517	4,402	4,525
Charge-offs continuing portfolio	10,316	10,067	11,228	17,796	15,649
Charge-offs liquidating portfolio:
NCLC	—	—	—	—	—
Consumer	1,251	1,211	369	1,070	1,302
Charge-offs liquidating portfolio	1,251	1,211	369	1,070	1,302
Total charge-offs	11,567	11,278	11,597	18,866	16,951
Recoveries continuing portfolio:
Commercial non-mortgage	967	1,121	950	2,029	424
Equipment financing	336	397	799	630	683
Asset-based lending	50	—	23	11	2
Commercial real estate	120	69	479	750	105
Residential mortgages	250	495	108	445	141
Consumer	1,770	923	865	769	1,002
Recoveries continuing portfolio	3,493	3,005	3,224	4,634	2,357
Recoveries liquidating portfolio:
NCLC	11	12	152	115	11
Consumer	177	279	248	145	186
Recoveries liquidating portfolio	188	291	400	260	197
Total recoveries	3,681	3,296	3,624	4,894	2,554
Total net charge-offs	7,886	7,982	7,973	13,972	14,397
Ending balance	$156,482	$154,868	$153,600	$152,573	$157,545

WEBSTER FINANCIAL CORPORATION
Reconciliations to GAAP Financial Measure

The Company evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Return on average tangible common shareholders' equity measures the Company’s net income available to common shareholders, adjusted for the tax-affected amortization of intangible assets, as a percentage of average common shareholders’ equity less goodwill and intangible assets (excluding mortgage servicing rights). The tangible equity ratio represents total ending shareholders’ equity less goodwill and intangible assets (excluding mortgage servicing rights) divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights). The tangible common equity ratio represents ending common shareholders’ equity less goodwill and intangible assets (excluding mortgage servicing rights) divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights). Tangible book value per common share represents ending common shareholders’ equity less goodwill and intangible assets (excluding mortgage servicing rights) divided by ending common shares outstanding.

The efficiency ratio, which measures the costs expended to generate a dollar of revenue, is calculated excluding foreclosed property expense, amortization of intangibles, gain or loss on securities, and other non-recurring items. Accordingly, this is also a non-GAAP financial measure.

See the tables below for reconciliations of these non-GAAP financial measures with financial measures defined by GAAP for the three months ended September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013, and September 30, 2013. The Company believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Company. Other companies may define or calculate supplemental financial data differently.

	At or for the Three Months Ended
(Dollars in thousands, except per share data)	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
Reconciliation of net income available to common shareholders to net income used for computing the return on average tangible common shareholders' equity ratio
Net income available to common shareholders	$47,819	$45,217	$47,784	$41,115	$44,666
Amortization of intangibles (tax-affected @ 35%)	281	435	759	775	807
Quarterly net income adjusted for amortization of intangibles	48,100	45,652	48,543	41,890	45,473
Annualized net income used in the return on average tangible common shareholders' equity ratio	$192,400	$182,608	$194,172	$167,560	$181,982

Reconciliation of average common shareholders' equity to average tangible common shareholders' equity
Average common shareholders' equity	$2,155,103	$2,119,016	$2,087,179	$2,040,435	$2,000,018
Average goodwill	(529,887)	(529,887)	(529,887)	(529,887)	(529,887)
Average intangible assets (excluding mortgage servicing rights)	(3,294)	(3,762)	(4,754)	(5,922)	(7,151)
Average tangible common shareholders’ equity	$1,621,922	$1,585,367	$1,552,538	$1,504,626	$1,462,980

Reconciliation of period-end shareholders’ equity to period-end tangible shareholders’ equity
Shareholders' equity	$2,310,850	$2,284,478	$2,239,629	$2,209,188	$2,167,659
Goodwill	(529,887)	(529,887)	(529,887)	(529,887)	(529,887)
Intangible assets (excluding mortgage servicing rights)	(3,082)	(3,515)	(4,183)	(5,351)	(6,544)
Tangible shareholders’ equity	$1,777,881	$1,751,076	$1,705,559	$1,673,950	$1,631,228

Reconciliation of period-end common shareholders’ equity to period-end tangible common shareholders’ equity
Shareholders' equity	$2,310,850	$2,284,478	$2,239,629	$2,209,188	$2,167,659
Preferred stock	(151,649)	(151,649)	(151,649)	(151,649)	(151,649)
Common shareholders' equity	2,159,201	2,132,829	2,087,980	2,057,539	2,016,010
Goodwill	(529,887)	(529,887)	(529,887)	(529,887)	(529,887)
Intangible assets (excluding mortgage servicing rights)	(3,082)	(3,515)	(4,183)	(5,351)	(6,544)
Tangible common shareholders’ equity	$1,626,232	$1,599,427	$1,553,910	$1,522,301	$1,479,579

Reconciliation of period-end assets to period-end tangible assets
Assets	$21,826,882	$21,524,337	$21,175,745	$20,852,999	$20,609,554
Goodwill	(529,887)	(529,887)	(529,887)	(529,887)	(529,887)
Intangible assets (excluding mortgage servicing rights)	(3,082)	(3,515)	(4,183)	(5,351)	(6,544)
Tangible assets	$21,293,913	$20,990,935	$20,641,675	$20,317,761	$20,073,123

Book value per common share
Common shareholders’ equity	$2,159,201	$2,132,829	$2,087,980	$2,057,539	$2,016,010
Ending common shares issued and outstanding (in thousands)	90,248	90,246	90,269	90,367	90,245
Book value per share of common stock	$23.93	$23.63	$23.13	$22.77	$22.34

Tangible book value per common share
Tangible common shareholders’ equity	$1,626,232	$1,599,427	$1,553,910	$1,522,301	$1,479,579
Ending common shares issued and outstanding (in thousands)	90,248	90,246	90,269	90,367	90,245
Tangible book value per common share	$18.02	$17.72	$17.21	$16.85	$16.40

Reconciliation of non-interest expense to non-interest expense used in the efficiency ratio
Non-interest expense	$124,642	$122,585	$124,617	$126,639	$122,281
Foreclosed property expense	(387)	(134)	(458)	(400)	(432)
Intangible assets amortization	(432)	(669)	(1,168)	(1,193)	(1,242)
Other expense	638	49	48	(1,365)	(950)
Non-interest expense used in the efficiency ratio	$124,461	$121,831	$123,039	$123,681	$119,657

Reconciliation of income to income used in the efficiency ratio
Net interest income before provision for loan losses	$157,370	$155,122	$155,301	$153,884	$149,987
Fully taxable-equivalent adjustment	2,700	2,783	3,013	3,150	3,211
Non-interest income	50,909	47,596	49,828	44,264	46,257
Net gain on investment securities	(42)	—	(4,336)	(4)	(269)
Other	85	73	88	7,277	—
Income used in the efficiency ratio	$211,022	$205,574	$203,894	$208,571	$199,186